                                                                   EXHIBIT 25(f)


        -----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            ------------------------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                     ---------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                             43271
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                    CITIGROUP FUNDING INC. AND CITIGROUP INC.
               (Exact name of obligor as specified in its charter)

NEW YORK                                                              11-2418067
 (State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

388 GREENWICH STREET
NEW YORK, NEW YORK                                                         10013
(Address of principal executive offices)                              (Zip Code)

GUARANTEE OF CITIGROUP FUNDING INC. AND CITIGROUP INC. WITH RESPECT TO TARGETED
            GROWTH ENHANCED TERMS SECURITIES OF TARGETS TRUST XXVII
                       (Title of the indenture securities)

                                     GENERAL

Item 1. General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.


      (b) Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2. Affiliations with the Obligor and Guarantors.

      If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

      None.

Item 16. List of Exhibits

            List below all exhibits filed as a part of this Statement of Eligibility.

            1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

            2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

            3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

            4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

            5. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

            7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

            8. Not applicable.

            9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 19th of July, 2005.

                                   JPMORGAN CHASE BANK, N.A.

                                   By /s/ Thomas Venusti
                                      -----------------------------------------
                                      /s/ Thomas Venusti
                                      Assistant Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business March 31, 2005, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                         DOLLAR AMOUNTS
                                                                          IN MILLIONS
                                                                          -----------
                                     ASSETS

Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin .....................................                  $ 36,236
   Interest-bearing balances .............................                    24,384
Securities:
Held to maturity securities ..............................                       101
Available for sale securities ............................                    60,180
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices ................                    39,536
   Securities purchased under agreements to resell .......                   133,265
Loans and lease financing receivables:
   Loans and leases held for sale ........................                    21,045
   Loans and leases, net of unearned income ..............   $341,550
   Less: Allowance for loan and lease losses .............      5,313
   Loans and leases, net of unearned income and
   allowance .............................................                   339,000
Trading Assets ...........................................                   236,590
Premises and fixed assets (including capitalized leases) .                     8,425
Other real estate owned ..................................                       142
Investments in unconsolidated subsidiaries and
   associated companies ..................................                       840
Customers' liability to this bank on acceptances
   outstanding ...........................................                       592
Intangible assets
        Goodwill .........................................                    23,365
        Other Intangible assets ..........................                    10,259
Other assets .............................................                    49,089
TOTAL ASSETS .............................................                  $983,049
                                                                            ========

                                   LIABILITIES
Deposits
   In domestic offices                                                      $378,772
   Noninterest-bearing                                       $134,412
   Interest-bearing                                           244,360
   In foreign offices, Edge and Agreement
   subsidiaries and IBF's                                                    155,364
   Noninterest-bearing                                       $  6,701
   Interest-bearing                                           148,663

Federal funds purchased and securities sold under agree-
   ments to repurchase:
   Federal funds purchased in domestic offices                                 8,918
   Securities sold under agreements to repurchase                             84,208
Trading liabilities                                                          138,428
Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases)                                  78,207
Bank's liability on acceptances executed and outstanding                         592
Subordinated notes and debentures                                             17,511
Other liabilities                                                             38,035
TOTAL LIABILITIES                                                            900,035
Minority Interest in consolidated subsidiaries                                 1,424

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                      0
Common stock                                                                   1,785
Surplus  (exclude all surplus related to preferred stock)                     58,591
Retained earnings                                                             21,936
Accumulated other comprehensive income                                          (722)
Other equity capital components                                                    0
TOTAL EQUITY CAPITAL                                                          81,590
                                                                            --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                    $983,049
                                                                            ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory AUTHORITY AND IS TRUE AND CORRECT.

                    WILLIAM B. HARRISON, JR.  )
                    JAMES DIMON               )  DIRECTORS
                    MICHAEL J. CAVANAGH       )